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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

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                        Date of Report: October 23, 2003

                                  PLEXUS CORP.
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             (Exact name of registrant as specified in its charter)

         Wisconsin                      000-14824                39-1344447
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(State or other jurisdiction           (Commission           (I.R.S. Employer
of incorporation)                      File Number           Identification No.)

55 Jewelers Park Drive, Neenah, Wisconsin      54957-0156
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(Address of principal executive offices)       (Zip Code)



               Registrant's telephone number, including area code:
                                 (920) 722-3451
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Item 12. Results of Operations and Financial Condition.

On October 23, 2003, Plexus Corp. announced its results for the fourth quarter and year of fiscal 2003, ended September 30, 2003. A copy of Plexus' related press release is furnished to the Commission by attaching it as Exhibit 99.1 to this report.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 23, 2003                      /s/ F. Gordon Bitter
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                                             F. Gordon Bitter
                                             Chief Financial Officer








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